                      W.P. STEWART & CO. GROWTH FUND, INC.








                                  ANNUAL REPORT

                                DECEMBER 31, 2001

W. P. STEWART & CO. GROWTH FUND, INC.
ANNUAL REPORT TO SHAREHOLDERS AS OF DECEMBER 31, 2001


MANAGEMENT COMMENTS

REVIEW OF THE YEAR

2001 has been a challenging year for US investors. Your Fund holds a portfolio of extremely resilient companies, the majority of which have recession resistant characteristics, but almost every business model was affected by this most unusual year. Despite this, your portfolio recovered substantially and outperformed in the fourth quarter of the year, and continues to show good positive response to the stock market recovery underway in the US in the first weeks of 2002. Despite a double-digit recovery in the fourth quarter of over +12%, the Fund's net asset value was down approximately 13.1% for the year. The net asset value per share decreased from $207.95 on December 31, 2000 to $180.73 on December 31, 2001 after giving effect to a distribution of $0.06 per share.

After the longest and strongest economic expansion ever experienced by any nation in the world, the US economy definitively began to slow by the Fall of 2000. The country has been declared to have officially entered a recession in March of 2001. In addition to the economic slowdown and the continuation of the fallout of the dot-com bubble, in September the United States suffered a terrible tragedy with the loss of thousands at the World Trade Center and the Pentagon. This was followed by an anthrax outbreak with recurring new scares, and the formal start of the Afghan portion of our war against terrorism. Several airline disasters in the US and around the world did not help to bolster feelings of safety.

Congressional actions to stimulate our economy are underway, and the Fed cut interest rates eleven times in 2001. Additional support to the economy comes from lower energy prices, which function much like a tax cut for consumers. We are also looking for inflation to remain low. Success in the Afghan war has helped consumer confidence to return to pre-September 11th levels, and manufacturing actually rose in the month of December.

This leads us to believe that we will have a moderate economic recovery in 2002. The strength of that recovery depends a lot on the confidence and security level of the American people, which can be affected by many events, such as our success in the war against terrorism, the safety of travel and the effectiveness of federal funds being put to work on health and security infrastructure projects.

As I write to you today, I believe your Fund's portfolio should deliver double-digit earnings growth in the +15% range in 2002. Yet today it is still selling at a discount to the Price Earnings ("P/E") ratio of the S&P 500 index, a most unusual situation which we think will be rectified, thereby giving your portfolio performance a potential additional boost from P/E expansion. Your portfolio also has a good balance in its weightings, as well as a good diversity among industry groups.

Since our last report, there have been several additions to your Fund's portfolio including Starbucks, Medtronic, and Omnicom. All of these have appreciated significantly as the market has begun its recovery. Each is a market leader with global opportunity, and they offer some new diversification through their industry exposure. We continue to watch for additional opportunities, and continue to add new names to our Universe list of companies.

LONG-TERM VIEW

In the past fifty years we have had nine recessions and we have had nine recoveries. We do not think that this time will be any different. We believe that the earnings of your portfolio companies will be higher one year from today, and dramatically higher five years from today. The markets will follow those earnings over the long term. Trading volumes in our stock market have continued to be strong and there is an enormous amount of cash in money market funds still on the sidelines, which can come into the stock market. We continue to believe that investors will return to the equity markets, as alternatives for reasonable returns dwindle and as money market returns dip below 2%.


Our investment firm has a solid focus on its discipline and your investments. Valuations are at very appealing levels, and we believe that continued progress in our political and economic agenda will help to reduce market uncertainty. Portfolio returns should significantly benefit from this situation.

New York, N.Y.
January 23, 2002

Marilyn G. Breslow
W.P. Stewart & Co., Inc.
Investment Adviser

                      W.P. STEWART & CO. GROWTH FUND, INC.
                COMPARISON OF A HYPOTHETICAL $50,000 INVESTMENT
                  W.P. STEWART & CO. GROWTH FUND VS. S&P 500*


[EDGAR REPRESENTATION OF GRAPH]


    DATE                GROWTH FUND                     GROWTH FUND
                   BEFORE REDEMPTION FEE            AFTER REDEMPTION FEE                S&P 500
                   ---------------------            --------------------                -------

  02/28/94                    50.00                           50.00                      50.00
  12/31/94                    50.53                           50.28                      50.70
  12/31/95                    64.54                           64.22                      69.30
  12/31/96                    84.32                           83.90                      85.24
  12/31/97                   105.14                          104.61                     113.62
  12/31/98                   140.15                          139.45                     146.01
  12/31/99                   152.42                          151.66                     176.73
  12/31/00                   149.00                          148.26                     160.64
  12/31/01                   129.54                          128.89                     141.56




* For the period from February 28, 1994,
  (commencement of investment operations) through
  December 31, 2001


  AVERAGE ANNUAL TOTAL RETURNS (AS OF THE FISCAL YEAR ENDED DECEMBER 31, 2001)

                                                                           RETURN SINCE
                                             ONE YEAR       FIVE YEAR       INCEPTION*
                                             --------       ---------       ----------
W.P. Stewart & Co. Growth Fund, Inc.**       -13.49%          8.86%            12.84%
S&P 500 Index**                              -11.89%         10.69%            14.20%

----------------
  * Inception Date of Fund: February 28, 1994
 ** The Fund's returns shown are after deduction of the Fund's 0.50%
    redemption fee.
*** The S&P 500 Index is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The Fund's returns are calculated assuming reinvestment of all dividends and distributions at net asset value during the period. The S&P 500 Index returns assume no transaction costs. Past performance does not predict future performance and the graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001

              NAME OF ISSUER                                                    FAIR
            AND TITLE OF ISSUE                              SHARES             VALUE
            ------------------                              ------             -----
COMMON STOCKS--96.1%
BANKS--3.1%

      Northern Trust Corporation                            32,024          $ 1,928,485
                                                                            -----------

BUSINESS SERVICES--4.9%

      Cintas Corporation                                    14,000              672,000
      Omnicom Group, Inc.                                   25,850            2,309,697
                                                                            -----------
                                                                              2,981,697
                                                                            -----------

COMPUTERS & BUSINESS EQUIPMENT--2.0%

      Dell Computer Corporation (a)                         44,550            1,210,869
                                                                            -----------

COSMETICS & TOILETRIES--1.2%

      Estee Lauder Companies, Inc.                          23,200              743,792
                                                                            -----------

DATA PROCESSING SERVICES--17.1%

      Automatic Data Processing, Inc.                       98,348            5,792,697
      First Data Corporation                                60,000            4,707,000
                                                                            -----------
                                                                             10,499,697
                                                                            -----------

DRUGS & HEALTH CARE--17.2%

      Johnson & Johnson                                     72,890            4,307,799
      Merck & Company, Inc.                                 62,235            3,659,418
      Pfizer, Inc.                                          64,024            2,551,357
                                                                            -----------
                                                                             10,518,574
                                                                            -----------
DRUG STORES--3.6%

      Walgreen Company                                      65,650            2,209,779
                                                                            -----------

ELECTRONICS--6.0%

      General Electric Company                              91,882            3,682,631

FINANCE  & BANKING--4.5%

      State Street Corporation                              52,686            2,752,843

FOOD & BEVERAGE--13.7%

      Anheuser-Busch Companies, Inc.                        21,700              981,057
      Coca Cola Company                                     64,650            3,048,247
      Sysco Corporation                                     90,700            2,378,154
      Wrigley (W.M.) Jr. Company                            38,450            1,975,177
                                                                              8,382,635
                                                                            -----------
                                                                              8,382,635
                                                                            -----------
MEDICAL INSTRUMENTS AND SUPPLIES --5.2%

      Medtronic, Inc.                                       44,700            2,289,087
      Stryker Corporation                                   15,425              900,357
                                                       -----------          -----------
                                                                              3,189,444
                                                                            -----------

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001

              NAME OF ISSUER                                                    FAIR
            AND TITLE OF ISSUE                              SHARES             VALUE
            ------------------                              ------             -----

COMMON STOCKS--(CONTINUED)

MULTIMEDIA--8.6%

      The New York Times Company                                49,200      $  2,127,900
      The Walt Disney Company                                   90,000         1,864,800
      Viacom, Inc., Class B (a)                                 28,600         1,262,690
                                                                            ------------
                                                                               5,255,390
                                                                            ------------

RETAIL--4.2%
      Home Depot                                                19,800         1,009,998
      Starbucks Corporation (a)                                 82,375         1,569,244
                                                                            ------------
                                                                               2,579,242
                                                                            ------------

SOFTWARE--4.8%
      Microsoft Corporation (a)                                 44,308         2,935,405
                                                                            ------------
TOTAL COMMON STOCKS--(Cost $52,029,052)                                       58,870,483
                                                                            ------------

SHORT TERM INVESTMENTS--4.6%                                 PRINCIPAL
REPURCHASE AGREEMENTS--4.6%                                    AMOUNT
                                                            ------------

      Agreement with State Street Corporation, 0.5%
      dated 12/31/2001 to be repurchased at
      $2,804,078 on 01/02/2002, collateralized by
      $2,600,000 U.S. Treasury Note, 6.625% maturing
      5/15/2007 (value $2,864,826)                           $  2,804,000     2,804,000
                                                                           ------------
TOTAL SHORT TERM INVESTMENTS--(Cost $2,804,000)                               2,804,000
                                                                           ------------


TOTAL INVESTMENTS--(Cost $54,833,052)--100.7%                                61,674,483
LIABILITIES IN EXCESS OF OTHER ASSETS--(0.7)%                                  (454,443)
                                                                           ------------
NET ASSETS--100.0%                                                         $ 61,220,040
                                                                           ============

(a)        No dividends paid on security.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001



ASSETS:
Investments in securities, at fair value (cost $ 52,029,052)   $58,870,483
Repurchase agreements, at fair value (cost $ 2,804,000)          2,804,000
Cash                                                                   271
Receivable for investments sold                                    727,963
Dividends and interest receivable                                   70,287
Receivable for Fund shares sold                                     60,000
Other assets                                                           647
                                                               -----------
      Total Assets                                              62,533,651
                                                               -----------

LIABILITIES:
Payable for investments purchased                                  987,317
Advisory fee payable                                               222,596
Payable for Fund shares repurchased                                 59,310
Other accrued expenses                                              44,388
                                                               -----------
      Total Liabilities                                          1,313,611
                                                               -----------
NET ASSETS                                                     $61,220,040
                                                               ===========

NET ASSETS CONSIST OF:
Capital stock ($0.001 par value; 100,000,000 shares
      authorized, 338,740 shares issued and outstanding)       $       339
Capital paid in excess of par                                   54,246,269
Accumulated realized gain on investments - net                     132,001
Unrealized appreciation on investments - net                     6,841,431
                                                               -----------
NET ASSETS                                                     $61,220,040
                                                               ===========

Net asset value per share                                      $    180.73
                                                               ===========

Redemption price per share                                     $    179.83
                                                               ===========

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001


INVESTMENT INCOME:
Dividends                                                             $    466,051
Interest                                                                    59,909
                                                                      ------------
      Total investment income                                              525,960
                                                                      ------------


EXPENSES:
Investment advisory fees                                                   949,453
Administrative fees                                                         65,000
Custodian fees                                                              56,937
Transfer agent fees                                                         51,055
Registration fees                                                           36,139
Printing fees                                                               25,000
Insurance fees                                                              24,293
Directors fees                                                              18,583
Miscellaneous fees                                                           1,842
                                                                      ------------
      Total expenses                                                     1,228,302
                                                                      ------------


Net investment loss                                                       (702,342)
                                                                      ------------



REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments                                         1,875,418
Net change in unrealized appreciation/(depreciation) on investments    (10,454,646)
                                                                      ------------
Net realized and unrealized (loss) on investments                       (8,579,228)
                                                                      ------------


NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ (9,281,570)
                                                                      ============


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR           FOR THE YEAR
                                                                   ENDED                   ENDED
                                                              DECEMBER 31, 2001      DECEMBER 31, 2000
                                                              -----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment loss                                            $   (702,342)          $   (919,083)
Net realized gain/(loss) on investments                           1,875,418               (345,118)
Net change in unrealized appreciation/(depreciation)
  on investments                                                (10,454,646)              (532,655)
                                                               ------------           ------------
      Net (decrease) in net assets
        from operations                                          (9,281,570)            (1,796,856)
                                                               ------------           ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments                                    (20,047)            (2,147,244)
                                                               ------------           ------------

FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                         5,876,618              9,315,690
Shares issued to shareholders
      in reinvestment of distributions                               19,259              2,078,211
Cost of redemptions                                              (5,222,366)           (12,912,882)
                                                               ------------           ------------
      Net increase/(decrease) in net assets from Fund
        share transactions                                          673,511             (1,518,981)
                                                               ------------           ------------
Net (decrease) in net assets                                     (8,628,106)            (5,463,081)

NET ASSETS:
Beginning of year                                                69,848,146             75,311,227
                                                               ------------           ------------
End of year                                                    $ 61,220,040           $ 69,848,146
                                                               ============           ============

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

                                                          FOR THE               FOR THE                FOR THE
                                                         YEAR ENDED            YEAR ENDED             YEAR ENDED
                                                     DECEMBER 31, 2001      DECEMBER 31, 2000      DECEMBER 31, 1999
                                                     -----------------      -----------------      -----------------
INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $207.95                $218.96                  $213.59
                                                         -------                 ------                   ------
     Net investment loss                                   (2.07)                 (2.74)                   (2.03)
     Net realized and unrealized (loss)/gain on
         investments                                      (25.09)                 (1.82)                   20.40
                                                         -------                 ------                   ------
Net (decrease)/increase from investment
         operations                                       (27.16)                 (4.56)                   18.37
Distributions to shareholders from net
     realized gains on investments                          (.06)                 (6.45)                  (13.00)
                                                         -------                 ------                   ------

Net asset value, end of period                           $180.73                $207.95                  $218.96
                                                         =======                =======                   ======

TOTAL INVESTMENT RETURN (a)                               (13.06)%                (2.24)%                   8.76%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets                     1.94%                  1.83%                    1.90%
Ratio of net investment loss to
     average net assets                                    (1.11)%                (1.23)%                  (1.10)%
Portfolio turnover                                            69%                    43%                      32%
Net assets, end of period (in thousands)                 $61,220                $69,848                  $75,311

-------------------

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% were taken into account. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

The chart above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         FOR THE               FOR THE
                                                        YEAR ENDED            YEAR ENDED
                                                    DECEMBER 31, 1998      DECEMBER 31, 1997
                                                    -----------------      -----------------

INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $   168.71              $   152.65
                                                      ----------              ----------
     Net investment loss                                   (2.21)                  (1.87)
     Net realized and unrealized gain on
         investments                                       57.80                   38.53
                                                      ----------              ----------
Net increase from investment operations                    55.59                   36.66
Distributions to shareholders from net
     realized gains on investments                        (10.71)                 (20.60)
                                                      ----------              ----------

Net asset value, end of period                        $   213.59              $   168.71
                                                      ==========              ==========

TOTAL INVESTMENT RETURN (a)                                33.30%                  24.69%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of expenses to average net assets                     1.94%                   2.13%
Ratio of fees and expenses waived and
     reimbursed by the Adviser and Administrator
     to average net assets                                  --                      0.02%
Ratio of net investment loss to
     average net assets                                    (1.26)%                 (1.35)%
Portfolio turnover                                            34%                     79%
Net assets, end of period (in thousands)              $   50,650              $   36,201

----------------

(a) Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return would be reduced if the redemption fee of 0.50% were taken into account. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary, and net asset value of shares, when redeemed, may be worth more or less than their original cost.

The chart above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.


The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001


1.  ORGANIZATION AND FUND DESCRIPTION

W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated under the laws of the State of Maryland in September 1993. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund's investment adviser. W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998. The change did not involve any change in actual control or management of the investment adviser to the Fund. W.P. Stewart & Co., Inc. and its predecessor are together referred to as the "Adviser." Shares of the Fund are available for subscription by eligible investors. There is no sales charge. The redemption fee is 0.50%.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES: The process of preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION: The Fund values its portfolio as directed by the Board of Directors at the closing price of the New York Stock Exchange (generally 4:00 p.m. New York City time) of each business day.

In general, the Fund values its portfolio holdings as of their last available public sale price on the valuation date, in the case of securities listed on any established securities exchange or included in the NASDAQ National Market System or any comparable foreign over-the-counter quotation system providing last sale data or, if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS: All securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

REPURCHASE AGREEMENTS: A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities (collateral) are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. It is the policy of the Fund to obtain possession of collateral with a market value equal to or in excess of the principal amount sold under the agreement. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2001


FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend, if any, to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. During the year ended December 31, 2001, the Fund paid long term capital gain distributions of $20,047 representing $.058995 per share.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS: During the year ended December 31, 2001, the Fund reclassified certain components of net assets. The reclassification was the result of permanent book to tax differences pertaining to the reclassification of the current year's net operating losses of $702,342. The reclassification resulted in a net decrease to paid in capital of $702,342. Net assets were not affected by the change.

3.  RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Services Agreement, the Fund pays the Adviser a fee of 1.5% of the Fund's average daily net assets, which is payable quarterly in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund's account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement and may be discontinued at any time. In addition, the Adviser voluntarily bears the cost of certain professional services incurred by the Fund, including audit, legal, and other miscellaneous expenses, although this arrangement may change in the future. The amount of the expenses for professional services borne by the Adviser was $112,631 for the year ended December 31, 2001.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the year ended December 31, 2001, the Adviser's affiliate earned $171,525 in commissions as broker on trades of portfolio securities.

Each of the directors who is not an officer or employee of the Adviser (the "Independent Directors") is entitled to be paid by the Fund a fee of $1,250 for each meeting that he or she attends of the Fund's Board of Directors and each meeting of any committee of the Board of Directors on which he or she serves (other than those attended by telephone conference call). For the year ended December 31, 2001, the Fund has paid a total of $23,750 to the Independent Directors for their services.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2001


4.  ADMINISTRATION AGREEMENT

The Fund is a party to an Administration Agreement with State Street Corporation (the "Administrator") dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund's net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

5.  INVESTMENT TRANSACTIONS

Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $42,419,662 and $42,928,729, respectively. As of December 31, 2001, unrealized appreciation and depreciation for Federal income tax purposes was $8,886,169 and $2,232,679, respectively. The aggregate cost of investments at December 31, 2001 for Federal income tax purposes was $55,020,993.

6.  FUND SHARE TRANSACTIONS

The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock. For the year ended December 31, 2001 and the year ended December 31, 2000, transactions in shares were as follows:

                                           YEAR ENDED                           YEAR ENDED
                                        DECEMBER 31, 2001                    DECEMBER 31, 2000

                                    SHARES          AMOUNT               SHARES          AMOUNT
                                    ------          ------               ------          ------
Sold                                31,082       $  5,876,618             43,339       $  9,315,690

Reinvested                             113             19,259              9,374          2,078,211

Redeemed                           (28,337)        (5,222,366)           (60,787)       (12,912,882)
                                   -------       ------------           --------       ------------

Net increase/(decrease)              2,858       $    673,511             (8,074)      $ (1,518,981)
                                   =======       ============           =========      =============

7.  BENEFICIAL INTEREST

At December 31, 2001, one shareholder owned more than 5% of the Fund's outstanding shares.

W.P. STEWART & CO. GROWTH FUND, INC.
MANAGEMENT OF THE FUND
DECEMBER 31, 2001 (UNAUDITED)


Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be ""interested persons" of the Fund, as defined in the 1940 Act, are referred to as "Independent Directors". Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors".

                                                                                                           NO. OF
                                                                                                         PORTFOLIOS      OTHER
                                            TERM OF OFFICE***                                             OVERSEEN    DIRECTORSHIPS
                           POSITION(S)       AND LENGTH OF            PRINCIPAL OCCUPATION(S)              WITHIN      HELD BY THE
NAME, ADDRESS** AND AGE    WITH FUND         TIME SERVED                DURING PAST 5 YEARS               THE FUND    DIRECTOR****
-----------------------    ----------       -----------------  --------------------------------------    -----------  -------------
INDEPENDENT DIRECTORS:

June Eichbaum (51)          Director        Director since     Ms. Eichbaum has been a Partner               1          None
245 Park Avenue                              February '97      of Heidrick & Struggles International,
43rd Floor                                                     Inc. (an executive recruiting firm)
New York, New York 10167                                       since January 2001. From 1992 to
                                                               January 2001, Ms. Eichbaum was a
                                                               principal of Major, Hagen & Africa
                                                               (New York) Inc. (an executive
                                                               search firm).

William Talcott May (39)    Director^       Director since     Mr. May has held various officerships         1          None
575 Madison Avenue,                           January '94      and directorships in May family
New York, New York, 10022                                      controlled companies engaged in the
                                                               real estate brokerage and residential
                                                               property management business since 1988.

Thomas R. LeViness (61)     Director        Director since     President of Pell & LeViness, P.C. (a         1          None
90 Park Avenue                                 June '98        law firm). Mr. LeViness also serves as
New York, New York 10016                                       a Director of W.P. Stewart Investment
                                                               Partnership, L.P.

David J. Winkler (45)       Director        Director since     Senior Vice President of HRH Company          1          None
1211 Sixth Avenue                              June '98        of New York (formerly known as American
New York, New York 10036                                       Phoenix Corp.) (a commercial insurance
                                                               broker). Mr. Winkler also serves as a
                                                               Director of The League for the Hard of
                                                               Hearing and W.P. Stewart Investment
                                                               Partnership, L.P.


INTERESTED DIRECTORS:

Marilyn G. Breslow* (58)    President^     President since    President, Director and portfolio manager      1         Alteon, Inc.
                             and Director      March '98       with the Adviser since 1998, 1993 and
                                             Director since    1990, respectively. Ms. Breslow has
                                               March '98       served as the Adviser's portfolio
                                                               manager for the Fund from mid-1997 to
                                                               November 2001.

John C. Russell* (67)       Vice President   Vice President    Deputy Chairman and Managing Director of       1        W.P. Stewart
Trinity Hall                 and Director    since March '98   W.P. Stewart & Co., Ltd., the Adviser's                  & Co., Ltd.
43 Cedar Avenue                              Director since    parent, since mid-1998, various
Hamilton HM 12                                 June '99        officerships and directorships with
Bermuda                                                        other affiliates of the Adviser since
                                                               1996; Vice President and Director of
                                                               W.P. Stewart Investment Partnerships,
                                                               L.P.; Director of the Adviser or its
                                                               predecessor from 1996 through mid-1998;
                                                               General Counsel of the Adviser's
                                                               predecessor from 1996-1997; Chief
                                                               Operating Officer of the Adviser's
                                                               predecessor from 1997 to mid-1998.

W.P. STEWART & CO. GROWTH FUND, INC.
MANAGEMENT OF THE FUND (CONTINUED)
DECEMBER 31, 2001 (UNAUDITED)


                                                                                                           NO. OF
                                                                                                         PORTFOLIOS      OTHER
                                            TERM OF OFFICE***                                             OVERSEEN    DIRECTORSHIPS
                           POSITION(S)       AND LENGTH OF            PRINCIPAL OCCUPATION(S)              WITHIN      HELD BY THE
NAME, ADDRESS** AND AGE    WITH FUND         TIME SERVED                DURING PAST 5 YEARS               THE FUND    DIRECTOR****
-----------------------    ----------       -----------------  --------------------------------------    -----------  -------------
INFORMATION PERTAINING TO THE OFFICERS OF THE FUND WHO ARE NOT ALSO DIRECTORS IS SET FORTH BELOW:

Lisa D. Levey (45)          Secretary       Secretary since    Deputy Managing Director - General             1         None
                                               June '99        Counsel of W.P. Stewart & Co., Ltd.,
                                                               the Adviser's parent, since 2001 and
                                                               General Counsel and Assistant Secretary
                                                               of W.P. Stewart & Co., Ltd. since
                                                               mid-1998; General Counsel and Secretary
                                                               of the Adviser or its predecessor since
                                                               1997; various officerships with other
                                                               affiliates of the Adviser since 1997.

Susan G. Leber (35)         Treasurer        Treasurer since   Director of Financial Operations of W.P.       1         None
Trinity Hall                                    June '99       Stewart & Co., Ltd, the Adviser's
43 Cedar Avenue                                                parent since 2001. Deputy Finance
Hamilton HM 12                                                 Director of W.P. Stewart & Co., Ltd.
Bermuda                                                        since 1999. From 1993 to 1999, Ms. Leber
                                                               served as Audit Manager with Lopez,
                                                               Edwards, Frank & Co., LLP (an accounting
                                                               firm).

Alison A. Proshan (33)      Assistant          Assistant       Associate General Counsel and Assistant        1         None
                            Secretary        Secretary since   Secretary of W.P. Stewart & Co., Ltd.,
                                                June '99       the Adviser's parent and Associate
                                                               General Counsel and Assistant Secretary
                                                               of the Adviser since January 1999,
                                                               various officerships with other
                                                               affiliates of the Adviser since 1999.
                                                               From 1994 to 1999, Ms. Proshan served as
                                                               an associate at Milbank, Tweed, Hadley
                                                               and McCloy, LLP (a law firm).


   * "Interested person" of the Fund by reason of affiliation with the Adviser or Adviser's parent company.
  ** Unless otherwise noted, the business address of the Directors and officers is 527 Madison Avenue, New York, NY 10022.
 *** There is no set term of office for Directors and officers. The table shows the number of years for which they have served as Director and/or officer.
**** This column includes only directorships of companies required to register, or file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (that is "public companies") or other investment companies registered under the 1940 Act.

   ^ Effective January 2002, William B. May ceased to be a Director of the
     Fund; Peter H. Jennison, who became portfolio manager for the Fund on November 13, 2001 and has been a portfolio manager with the Adviser since 1989, was elected President, Marilyn G. Breslow remains a Director.

     Additional information about the Fund's Directors and officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Fund either by mail at 527 Madison Avenue, New York, NY 10022 or by collect call at (212) 750-8585.

                                [WEISER LETTERHEAD]

                           INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
  W.P. Stewart & Co. Growth Fund, Inc:

We have audited the accompanying statement of assets and liabilities of W.P. Stewart & Co. Growth Fund, Inc., (the "Fund") including the schedule of investments as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respect, the financial position of W.P. Stewart & Co. Growth Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                           /s/ M.R. Weiser & Co. LLP
                                           -------------------------------
                                           CERTIFIED PUBLIC ACCOUNTANTS

New York, N.Y.
February 15, 2002

W.P. STEWART & CO. GROWTH FUND, INC.
MANAGEMENT OF THE FUND
DECEMBER 31, 2001 (UNAUDITED)


DIRECTORS AND OFFICERS
Marilyn G. Breslow              President and Director
John C. Russell                 Vice President and Director
June Eichbaum                   Director
William Talcott May             Director
Thomas R. LeViness              Director
David J. Winkler                Director
Susan G. Leber                  Treasurer
Lisa D. Levey                   Secretary
Alison A. Proshan               Assistant Secretary

INVESTMENT ADVISER
W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, NY  10022
(212) 750-8585

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT State Street Corporation
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS
M.R.Weiser & Co. LLP
135 West 50th Street
New York, NY  10020

LEGAL COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022-6069


THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND'S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN WILL VARY, AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.